Form N-Q Exhibit for Item 3(a)	EX-99.CERT

I, Martin Small, certify that:

1.	I have reviewed this report on Form N-Q of iShares Trust for the following fifty-one series: iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares China Large-Cap ETF, iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares Currency Hedged MSCI Europe Small-Cap ETF, iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI Min Vol Asia ex Japan ETF, iShares Edge MSCI Min Vol EAFE Currency Hedged ETF, iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe Currency Hedged ETF, iShares Edge MSCI Min Vol Europe ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA ETF, iShares Edge MSCI Min Vol USA Small-Cap ETF, iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF, iShares Edge MSCI Multifactor USA Small-Cap ETF, iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF, iShares Edge MSCI USA Value Factor ETF, iShares Exponential Technologies ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI China A ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	June 29, 2018	/s/ Martin Small	President (Principal Executive Officer)
		Martin Small [Signature]	[Title]

Form N-Q Exhibit for Item 3(a)	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-Q of iShares Trust for the following fifty-one series: iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares China Large-Cap ETF, iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI ACWI ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares Currency Hedged MSCI Europe Small-Cap ETF, iShares Edge MSCI Intl Momentum Factor ETF, iShares Edge MSCI Intl Quality Factor ETF, iShares Edge MSCI Intl Size Factor ETF, iShares Edge MSCI Intl Value Factor ETF, iShares Edge MSCI Min Vol Asia ex Japan ETF, iShares Edge MSCI Min Vol EAFE Currency Hedged ETF, iShares Edge MSCI Min Vol EAFE ETF, iShares Edge MSCI Min Vol Europe Currency Hedged ETF, iShares Edge MSCI Min Vol Europe ETF, iShares Edge MSCI Min Vol Japan ETF, iShares Edge MSCI Min Vol USA ETF, iShares Edge MSCI Min Vol USA Small-Cap ETF, iShares Edge MSCI Multifactor Global ETF, iShares Edge MSCI Multifactor Intl ETF, iShares Edge MSCI Multifactor Intl Small-Cap ETF, iShares Edge MSCI Multifactor USA ETF, iShares Edge MSCI Multifactor USA Small-Cap ETF, iShares Edge MSCI USA Momentum Factor ETF, iShares Edge MSCI USA Quality Factor ETF, iShares Edge MSCI USA Size Factor ETF, iShares Edge MSCI USA Value Factor ETF, iShares Exponential Technologies ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI China A ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF and iShares MSCI Kokusai ETF;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	June 29, 2018	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Jack Gee [Signature]	[Title]